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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                              Form 8-K

                           CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 30, 1996
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                                WesBanco, Inc.
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            (Exact name of registrant as specified in its charter)


    West Virginia                  0-8467               55-0571723
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(State or other jurisdiction     (Commission          (IRS Employer
of incorporation)                File Number)        Identification No.)


  1 Bank Plaza, Wheeling, WV                                26003
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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Item 2 - Acquisition or Disposition of Assets
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     On August 30, 1996, WesBanco consummated the acquisition of Bank of
Weirton through a statutory merger with a wholly owned subsidiary of the Registrant. This acquisition was effected through an exchange of stock of the Registrant. The Registrant has registered 1,690,000 common shares for the purpose of issuance with respect to this acquisition. The acquisition is more fully described in a Registration Statement filed with respect to the registration of the shares under Registration Statement No. 333-3905, which is incorporated herein by reference.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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  Exhibit - Incorporated herein by reference is Registrant's Prospectus/Proxy
            Statement effective July 5, 1996, used in connection with Registration Number 333-3905.

     20   - Press release dated September 3, 1996, regarding the consummation of the acquisition of Bank of Weirton by WesBanco, Inc.


                                Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WesBanco, Inc.
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                                            (Registrant)



September 4, 1996                           /s/ Edward M. George
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     Date                                   Edward M. George
                                            President & Chief Executive Officer